UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 15, 2006
                                                  ------------------------------

                           PARK HILL CAPITAL III CORP.
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             (Exact name of registrant as specified in its charter)


           Nevada                       000-30021                 84-1492104
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(State or other jurisdiction of     (Commission File         (I.R.S. Employer
        incorporation)                   Number)            Identification  No.)


                  PO Box 461029, Glendale, CO                          80246
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                      (Address of principal executive offices)        (Zip Code)

Registrant's telephone number: (303) 394-1187
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                                      n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

     Effective January 26, 2006, Park Hill Capital III Corp. ("Park Hill"), Deborah A. Salerno, Frank L. Kramer, John P. O'Shea (the "Park Hill Controlling Shareholders"), Polara Global Limited, a British Virgin Islands international business company ("Polara"), each of the Polara Global Limited Shareholders, and WuJiang DeYi Fashions Clothes Company Limited, a People's Republic of China limited liability company ("DeYi") entered into a Share Exchange Agreement (the "Agreement") pursuant to which Park Hill will acquire from the Polara Global Limited Shareholders all 50,000 of the Polara Global Limited shares of $0.001 par value common stock ("Polara Common Stock") that are issued and outstanding in exchange (the "Share Exchange") for the issuance by Park Hill of 73,834,000 shares of Park Hill's $0.001 par value common stock (the "Park Hill Common Stock"). Park Hill announced the entry into the Agreement on a Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 1, 2006, which is incorporated here by reference.

     The Agreement was to terminate under its terms on April 15, 2006 if the closing had not occurred by that date. Effective April 15, 2006, Park Hill, the Park Hill Controlling Shareholders, Polara, each of the Polara Global Limited Shareholders and DeYi entered into an Amendment to the Share Exchange Agreement (the "Amendment") which, among other things, provided an extension of the termination date from April 15, 2006 to June 30, 2006 and that Park Hill III change its name to New Fiber Technology, Inc. or such other available name as specified in writing by Polara.

     Under the terms of the Agreement, the current officers and directors of Park Hill shall resign on the closing date and be replaced by officers and directors to be named by Polara prior to the closing. The closing of this transaction is contingent upon the satisfaction of several other conditions in the Agreement and, therefore, Park Hill cannot predict with any certainty whether the transaction memorialized in the Agreement and the Amendment will close.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PARK HILL CAPITAL III CORP.
                                            ----------------------------
                                                   (Registrant)

Date April 19, 2006


                                            /s/ Deborah A. Salerno
                                            ----------------------------
                                            President



                                            /s/ Frank L. Kramer
                                            ----------------------------
                                            Secretary/Treasurer